EXHIBIT 10.12

FIRST AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT

THIS FIRST AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT (this “First Amendment”) is made by and between SWEPI LP (“Shipper”) and CENTERPOINT ENERGY FIELD SERVICES, INC. (“Gatherer”) effective this 1st day of January, 2010.

Background

Gatherer and Shipper are parties to that certain Gas Gathering and Treating Agreement dated September 1, 2009 (the “Agreement”);

The parties now desire to amend the Agreement as set forth herein; and Capitalized terms used herein, if not defined herein, will have the meaning given to such terms in the Agreement.

NOW, THEREFORE, for adequate consideration received and acknowledged, the parties hereto agree as follows:

1.	Gatherer and Shipper hereby amend the Agreement to add Section 3.5:

3.5 Exhibit L Additional Committed Area. In addition to the Committed Areas, Shipper commits to this Agreement and agrees to deliver to the Receipt Points for Gathering and Treating: (i) all Gas produced by Shipper from the Haynesville and Bossier formations which is attributable to Interests owned by Shipper within the lands and acreage described on Exhibit L attached hereto (referred to as the “Exhibit L Additional Committed Area”) during the Term; and (ii) with respect to wells located on the Exhibit L Additional Committed Area in which Shipper is the operator, all Gas produced from such wells during the Term which is attributable to the Interests of other working interest owners, overriding royalty interest owners, and royalty owners which is not taken “in-kind” by such owners and for which Shipper has the right and/or obligation to market or deliver such Gas, for only so long as such Gas is not taken “in-kind.” Shipper’s commitment of the Exhibit L Additional Committed Area is added to the Dedication herein. With respect to Shipper’s Gas from the Exhibit L Additional Committed Area, Subsections 3.1(b) and (c) do not apply.

2.	Gatherer and Shipper hereby amend the Agreement to renumber the existing text of Section 5.6 as Subsection (a), and to add Subsections 5.6(b) and (c) as follows:

(b) Any and all services and facilities that Gatherer provides in the Exhibit L Additional Committed Area shall be Additional Services under Section 7 of the Agreement. Provided however that, with regard to such Additional Services, Preferential Capacity Shippers may, subject to the provisions of Subsection 5.6(a) and Section 7:

(i) Elect, at no additional cost to Shipper, to use a portion of the 119.33 miles of six-inch diameter pipe in the Exhibit L Additional Committed Area (under the same designation process in Subsection 5.6(a)), provided the total combined mileage of six-inch pipe used collectively by the Preferential Capacity Shippers in the Committed Area and Exhibit L Additional Committed Area does not exceed 119.33 miles; and (ii) Designate, at no additional cost to Shipper, up to one Receipt Point in each of the governmental sections within the Exhibit L Additional Committed Area to service that portion of the six-inch pipe placed in the Exhibit L Additional Committed Area pursuant to Subsection (b)(i), provided the combined number of Receipt Points designated collectively by the Preferential Capacity Shippers in the Committed Area and Exhibit L Additional Committed Area do not exceed the total number of Receipt Points allowed in Exhibit C.

(c) If Shipper desires that Gatherer provide Additional Services in the Exhibit L Additional Committed Area, Gatherer may in its sole discretion provide some or all of the Additional Services without the additional Gathering Fee provided under Section 7.2; provided, the Additional Services will be subject to the other terms and conditions of the Agreement.

3.	Gatherer and Shipper hereby amend the Agreement to delete Exhibit I in its entirety and replace it with the Exhibit I attached to this First Amendment.

4.	Gatherer and Shipper hereby amend Section 6.3 of the Agreement by deleting the third sentence in its entirety and replacing it with the following:

For purposes of the Expansion Capacity Annual Volume Commitment, the Gross Heating Value of the Gas will be deemed to be nine hundred fifty (950) Btus per cubic foot.

5.	Gatherer and Shipper hereby amend the Agreement to renumber the existing text of Section 5.7 as paragraph 5.7 (a) and to add paragraph 5.7 (b) as follows:

(b) Gatherer will: (i) construct, or cause to be constructed the interconnection identified on Exhibit I as 1.d under “Field Redelivery Points” using to the extent reasonably practicable, equipment furnished and assigned by Shipper or Shipper Partner, respectively, and (ii) install separation and miscellaneous facilities to facilitate the flow of gas from the McLemore 7 Receipt Point to the Field Redelivery Point identified on Exhibit I as 1.h. Upon completion of construction of each of the said interconnection or separation and miscellaneous facilities, Gatherer will invoice Shipper for 50% of Gatherer’s construction costs, inclusive of taxes, including but not limited to, income taxes, applicable to the invoiced amount (less any amounts previously reimbursed by Shipper and without additional charge for any equipment furnished by Shipper) for the completed work. Shipper will pay such invoice as provided in Section 9 of the General Terms and Conditions. The remaining 50% of Gatherer’s costs shall be invoiced to Shipper Partner. If any such interconnection is taken out of service during the Term, Gatherer will re-assign and return to Shipper and Shipper Partner, respectively, at Shipper’s and Shipper’s Partner’s cost respectively, any equipment in its then-existing condition that Shipper and Shipper Partner, respectively, had furnished in connection with the Interconnection.

6.	Shipper has elected pursuant to Section 7.2 of the Agreement for Gatherer to construct an Additional Interconnection in Bienville Parish, Louisiana to the Magnolia System with Southern Natural Gas (“SNG”) on SNG’s Logansport Line (the “SNG Interconnect”). The Parties agree that Shipper shall directly reimburse Gatherer for the costs of the SNG Interconnect, inclusive of Gatherer’s return, as specified in Section 7, pursuant to that “First Additional Interconnection Election,” the terms of which are incorporated herein and made a part hereof, and into which the parties are entering simultaneously with this Amendment.

7.	The Parties amend Exhibit I to insert number 11 to Exhibit I, under the Section entitled “To Be Constructed EOR”. The new number 11 will read as follows:

“11. Future Redelivery Point to the SNG 16- inch Logansport Line and 14-inch Logansport Line located at or near Mile Post 45 on SNG’s 16 inch Logansport Supply Line and Mile Post 81 on SNG’s 14-inch Logansport Line both of which are located in Section 26, Township 15 North, Range 9 West.”

8.	Gatherer and Shipper acknowledge that Gatherer may enter into a treating agreement with Questar Gas Management (“Questar”), or an affiliate of Questar, under which Questar may from time-to-time deliver certain volumes of Gas for treating through Gatherer’s Magnolia System. Gatherer agrees that any Gas that Questar may deliver pursuant to the treating agreement shall not impair Shipper’s Preferential Capacity rights under the Agreement. Shipper agrees that any Gas that Questar may deliver pursuant to the treating agreement: (i) shall not be “Third Party Gas” as provided in Section 9.4 of the Agreement, and (ii) shall not be treated as Shipper Gas for purposes of calculating the Annual Volume Commitments and Total Volume Commitment as provided in Section 9.4 of the Agreement.

9.	Except as expressly amended hereby, the Agreement remains in effect as originally written.

Signatures follow on the next page.

The remainder of this page is intentionally blank.

EXHIBIT I

Redelivery Points

(Revised 1/1/10)

Existing Interconnects

1.	Gulfsouth interconnect Martin Field CP #1 located in Section 9, Township 13 North, Range 8 West.

2.	Gulfsouth interconnect Bolan 27-1 well located in Section 22, Township 14 North, Range II West.

3.	Texas Eastern’s 24 inch Line No. 11 located in Section 28, Township 14 North, Range 11 West in Red River Parish, Louisiana at milepost 278.96 (Line No. 11).

4.	Texas Eastern at the Laffitte {General Posey) Gathering Line Interconnect in Section 21, Township 13N, Range 12W, in DeSoto Parish, Louisiana at milepost 270.15 (Line No. 11).

5.	Texas Eastern at the Sustainable Gathering Line Interconnect in Section 30, Township 13 North, Range 12 West, in DeSoto Parish, Louisiana at milepost 269.38 (Line No. 11).

To Be Constructed WOR

6.	Future Redelivery Point to Boardwalk constructed pursuant to Section 5.7.

7.	Future Redelivery Point to Centerpoint Transmission constructed pursuant to Section 5.7.

To Be Constructed FOR

8.	Future Redelivery Point to Boardwalk constructed pursuant to Section 5.7.

9.	Future Redelivery Point to Gulfsouth Legacy System constructed pursuant to Section 5.7.

10.	Future Redelivery Point to Centerpoint Transmission constructed pursuant to Section 5.7

11.	Future Redelivery Point to the SNG 16- inch Logansport Line and 14-inch Logansport Line located at or near Mile Post 45 on SNG’s 16 inch Logansport Supply Line and Mile Post 81 on SNG’s 14-inch Logansport Line both of which are located in Section 26, Township 15 North, Range 9 West

IN WITNESS WHEREOF, this First Amendment is executed as of the 8th day of April, 2010.

SHIPPER:
SWEPI, LP

By:	/s/ Stephen Friedman
Name: Stephen Friedman
Title: Attorney-In-Fact

GATHERER:
CENTERPOINT ENERGY FIELD SERVICES, INC.

By:	/s/ William H. May, Jr.
Name: William H. May, Jr.
Title: Sr. V.P.

EXHIBIT I (continued)

Field Redelivery Points

(Gas to be delivered untreated and saturated)

1.	The following Tristate Field redelivery points (MAOP of Field Redelivery Points is 1000 psig):

a.	Section 26 Tristate Receipt Point—in the NE 1/4 of Section 26 of T14N-R10W

b.	Section 8 Tristate Receipt Point—in the NE ‘/4 of the NE 1/4 of section 8 of TI4N-R10W

c.	Section 35 Tristate Receipt Point—in the SE 1/4 of the SE 1/4 of section 35 TI4NR10W.

d.	Section 7 Tristate Receipt Point—near the intersection of the following four sections: Sections 7 and 18 of T14N-R10W and Section 12 and 13 of T14NR11W

e.	Section 19 Tristate Receipt Point—located within Sections 19 of TI4N-R10W

f.	Section 16 Tristate Receipt Point—SE ‘/4 of the SE ‘A of section 16 of T14NR10W.

g.	Price Station Tristate Receipt Point—in NE1/4 of Section 14 in T13N-10W of Red River Parish,

h.	McLemore Tristate Receipt Point—in the immediate vicinity or on the well pad of the McLemore 8H-1 well located in Section 8 of T14N-R9W.

2.	Petrohawk Redelivery Point in Section 22 of T14N-11W a. Subject to the provisions of 3.1 (c) of the GGA

EXHIBIT L

Additional Committed Area

(Shown in blocked area)